EXECUTION VERSION

SEVENTH AMENDMENT

TO

FINANCING AGREEMENT

THIS SEVENTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of October 28, 2011 (the “Effective Date”), by and among ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation (“EQMI”), EQ ENGINEERS, LLC, an Indiana limited liability company (“EQE” and together with EQMI, each a “Borrower” and collectively, “Borrowers”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Bank”), is as follows:

Preliminary Statements

A.           Borrowers and Bank are parties to a Financing Agreement dated as of October 31, 2006, as amended by the First Amendment to Financing Agreement dated as of October 1, 2007, the Second Amendment to Financing Agreement dated as of September 12, 2008, the Third Amendment to Financing Agreement dated as of February 10, 2009, the Fourth Amendment to Financing Agreement dated as of December 29, 2010, the Fifth Amendment to Financing Agreement dated as of February 4, 2011, and the Sixth Amendment to Financing Agreement dated a of March 15, 2011 (as amended, the “Financing Agreement”). Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Financing Agreement.

B.           Borrowers and Bank have agreed to further amend the Financing Agreement and the other Loan documents to (i) extend the date for termination of the Financing Agreement from October 31, 2011 to January 31, 2012, (ii) reduce the amount of the total credit available to or for the benefit of Borrowers from $20,000,000 to $12,000,000, (iii) add a minimum Revolving Loan Availability covenant of $1,000,000, and (iv) make certain other changes to the Financing Agreement and certain of the other Loan Documents, all as contemplated by the terms, and subject to the conditions, of this Amendment.

Statement of Amendment

In consideration of the covenants, agreements, and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrowers hereby agree as follows:

1.          Amendments to Financing Agreement. Subject to the satisfaction of the conditions of this Amendment, the Financing Agreement is hereby amended as follows:

1.1           Section 1.1 of the Financing Agreement is hereby amended by the addition of the following new definitions, in their proper alphabetical order, to provide in their respective entireties as follows:

“Seventh Amendment” means the Seventh Amendment to Credit Agreement, dated to be effective as of the Seventh Amendment Effective Date, by and between Borrowers and Lender with respect to this Agreement.

“Seventh Amendment Effective Date” means the Effective Date (as defined in the Seventh Amendment).

“Revolving Commitment” means (i) beginning on the Closing Date through and including the day before the Seventh Amendment Effective Date, $20,000,000, and (ii) beginning on the Seventh Amendment Effective Date and thereafter, $12,000,000.

1.2           The following definition in Section 1.1 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

“Revolving Loan Availability” means, as at any time, an amount, in Dollars, equal to:

(i)          an amount equal to the lesser of: (a) the then Borrowing Base or (b) $12,000,000;

less         (ii)         then aggregate outstanding principal amount of all Revolving Loans and all due but unpaid interest on the Loans, and all fees, commissions, expenses and other charges posted to Borrowers’ loan account with Bank; and

less        (iii)        the then Letter of Credit Reserve.

1.3           Section 2.1 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

2.1 Total Facility. Subject to the terms and conditions of this Agreement, Bank will make up to $12,000,000 in total credit available to, or for the benefit of, Borrowers in the form of the following loans advanced or to be made under the following facilities: (i) revolving loans and (ii) a letter of credit subfacility, all as more particularly described below.

1.4           The first two sentences of Section 2.7 of the Financing Agreement, are hereby amended in their entireties by substituting the following in their places:

Borrowers’ obligation to pay the principal of, and interest on, the Loans (exclusive of the Letter of Credit Exposure) made by Bank shall be evidenced by a promissory note duly executed and delivered by Borrowers substantially in the form of Exhibit B attached to the Seventh Amendment with blanks appropriately completed in conformity herewith (the “Revolving Loan Note”). The Revolving Loan Note issued to Bank shall (a) be executed by Borrowers, (b) be payable to the order of Bank and be dated the Seventh Amendment Effective Date, (c) be in a stated principal amount equal to $12,000,000, (d) mature on January 31, 2012, (e) bear interest as provided in Section 3.1 in respect of the Prime Rate Loans and LIBOR Rate Loans, as the case may be, evidenced thereby, (f) be subject to voluntary prepayment and mandatory repayment as provided herein, and (g) be entitled to the benefits, and be subject to the terms, of this Agreement and the other Loan Documents.

1.5           Section 3.4 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

3.4           Unused Commitment Fee. On the first Business Day of each and every calendar month until the Obligations are fully paid and satisfied (and, as applicable, on the date this Agreement is terminated as provided in Section 11), Borrowers will pay to Bank an Unused Commitment Fee in an amount equal to the result obtained by multiplying (i) the difference between (a) the then applicable Revolving Commitment and (b) the average daily Revolving Loans advanced to Borrowers during the preceding calendar month (or portion thereof during which any portion of the Revolving Loans (including the then Letter of Credit Reserve), was outstanding or during which this Agreement was in full force and effect) for which the Unused Commitment Fee is being determined by (ii) the result obtained (expressed as a percentage) by multiplying the Applicable Unused Commitment Fee by a fraction, the numerator of which is the number of days in such calendar month during which this Agreement was in full force and effect (or during which any portion of the Revolving Loans (including the then Letter of Credit Reserve) was outstanding) and the denominator of which is 360.

1.6           Section 10 of the Financing Agreement is hereby amended by the addition of new Section 10.34 in its proper numerical order, to provide in its entirety as follows:

 10.34         Minimum Availability. Borrowers will not permit the Revolving Loan Availability to be less than $1,000,000 as of any time.

1.7           The second sentence of Section 11.1 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

Unless this Agreement is terminated earlier under Sections 11.3 or 11.4, this Agreement shall terminate on January 31, 2012.

1.8           Section 11.2 of the Financing Agreement is hereby amended in its entirety by substituting the following in its place:

11.2         Reserved. [Reserved]

1.9           Schedule 9.18 to the Financing Agreement is hereby amended in its entirety by substituting the document attached hereto as Schedule 9.18 in its place.

1.10         Exhibit C to the Financing Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit C in its place.

2.          Conditions; Other Documents. As a condition precedent to the effectiveness of this Amendment, with the signing of this Amendment, Borrowers will deliver, or cause to be delivered, to Bank, all in form and substance satisfactory to Bank: (i) the Second Amended and Restated Revolving Loan Note in the form of Exhibit B attached to this Amendment (the “Amended and Restated Revolving Note”); (ii) copies, certified by the Secretary of each Borrower, of resolutions of the Board of Directors or managers, as applicable, of such Borrower, authorizing the execution of this Amendment and the other Seventh Amendment Documents (as defined below) to which such Borrower is a party; (iii) the Reaffirmation of Guaranty and Security set forth after the signatures below, duly executed by Parent; (iv) a copy, certified by the Secretary of Parent, of resolutions of the Board of Directors of Parent, authorizing the execution of the Reaffirmation of Guaranty and Security referenced in the immediately preceding clause; (v) the Reaffirmation of Subordination set forth after the signatures below, duly executed by Argentum; (vi) the Reaffirmation of Subordination set forth after the signatures below, duly executed by Argentum, as agent on behalf of the Beacon Subordinated Noteholders; (vii) the Reaffirmation of Subordination set forth after the signatures below, duly executed by Argentum, as agent on behalf of the Additional Beacon Subordinated Noteholders; and (viii) such other documents, instruments, and agreements deemed necessary by Bank to effect the amendments to Borrowers’ credit facilities with Bank contemplated by this Amendment.

3.          Representations. To induce Bank to accept this Amendment, Borrowers hereby represent and warrant to Bank as follows:

3.1           Each Borrower has full power and authority to enter into, and to perform its obligations under, as applicable, this Amendment and the other Loan Documents executed, amended, or amended and restated in connection herewith (collectively, the “Seventh Amendment Documents”) and the execution and delivery of, and the performance of its obligations under and arising out of, each applicable Seventh Amendment Document has been duly authorized by all necessary corporate or limited liability company action, as applicable.

3.2           Each Seventh Amendment Document, as applicable, constitutes the legal, valid and binding obligations of such Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

3.3           Each of Borrowers’ representations and warranties contained in the Loan Documents are complete and correct in all material respects as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment (except where such representations and warranties speak solely as of an earlier date), subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Financing Agreement.

3.4           No Event of Default has occurred and is continuing under the Financing Agreement other than pursuant to Section 10.28 of the Financing Agreement as a result of Borrowers’ violation of the Fixed Charge Coverage Ratio (as defined in Exhibit F to the Financing Agreement) for the Fiscal Quarter ended June 30, 2011. Borrowers acknowledge Lender’s continued reservation of rights as provided in the letter from Lender to Borrowers and Parent dated August 8, 2011 (the “Reservation of Rights Letter”) with respect to the Existing Defaults (as defined in the Reservation of Rights Letter).

4.          Covenant. Borrowers acknowledge the conditions for a Permitted Payment (defined below) of the Fox Subordinated Debt and the Kemner Subordinated Debt on or about December 30, 2011 under the terms of the Fox Subordination Agreement and the Kemner Subordination Agreement, respectively, are not met as of the Effective Date, and covenant and agree not to make all or any portion of any such Permitted Payment unless there is strict compliance with the terms and conditions therefor in accordance with the Kemner Subordination Agreement and the Fox Subordination Agreement, as applicable. As used herein, the term “Permitted Payment” shall have the meaning given in the Fox Subordination Agreement or the Kemner Subordination Agreement, as applicable.

5.          Costs and Expenses. As a condition of this Amendment, Borrowers will promptly on demand pay or reimburse Bank for the costs and expenses incurred by Bank in connection with this Amendment, including, without limitation, Attorneys’ Fees.

6.          Release. Each Borrower hereby releases Bank from any and all liabilities, damages and claims arising from or in any way related to the Obligations or the Loan Documents, other than such liabilities, damages and claims which arise after the execution of this Amendment. The foregoing release does not release or discharge, or operate to waive performance by, Bank of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

7.          Default. Any default by Borrowers in the performance of Borrowers’ obligations under this Amendment shall constitute an Event of Default under the Financing Agreement.

8.          Continuing Effect of the Financing Agreement; Security. Except as expressly amended hereby, all of the provisions of the Financing Agreement are ratified and confirmed and remain in full force and effect. Borrowers and Bank hereby expressly intend that this Amendment shall not in any manner: (a) constitute the refinancing, refunding, payment or extinguishment of the Obligations evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Obligations; or (c) replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to the Loan Documents. Each Borrower ratifies and reaffirms any and all grants of Liens to Bank on the Loan Collateral as security for the Obligations, and each Borrower acknowledges and confirms that the grants of the Liens to Bank on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent, if any, of the Permitted Liens.

9.          One Agreement; References; Fax Signature. The Financing Agreement, as amended by this Amendment, will be construed as one agreement. All references in any of the Loan Documents to (a) the Financing Agreement will be deemed to be references to the Financing Agreement as amended by this Amendment, and (b) the Revolving Loan Note will be deemed to be references to the Amended and Restated Revolving Loan Note. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution thereof, and if so signed, (i) may be relied on by each party as if the documents were a manually signed original and (ii) will be binding on each party for all purposes.

10.         Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

11.         Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.         Entire Agreement. This Amendment, together with the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

13.         Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

14.         Reaffirmation of Cross-Guaranty. Each Borrower hereby: (i) ratifies and reaffirms the Cross-Guaranty and (ii) acknowledges and agrees that no Borrower is released from its obligations under the Cross-Guaranty by reason of this Amendment or the other Loan Documents and that the obligations of each Borrower under the Cross-Guaranty extend, among other Obligations of Borrowers to Lender, to the Obligations of Borrowers under this Amendment and other Loan Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by Borrowers as of the Effective Date.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

By:	/s/ Robert R. Galvin
Robert R. Galvin, Chief Financial Officer

EQ ENGINEERS, LLC

By:	/s/ Jack S. Greber
Jack S. Greber, Manager

Accepted at Cincinnati, Ohio

as of the Effective Date.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Aaron R. Sceva
Aaron R. Sceva, Banking Officer

REAFFIRMATION OF GUARANTY AND SECURITY

The undersigned (“Parent”) hereby: (i) consents to the execution and delivery of the foregoing Seventh Amendment to Financing Agreement (the “Seventh Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”); (ii) ratifies and reaffirms the Parent Guaranty, the Parent Pledge Agreement, and the other Loan Documents to which Parent is a party (collectively, the “Parent Loan Documents”); and (iii) acknowledges and agrees that Parent is not released from its obligations under the Parent Loan Documents by reason of the Seventh Amendment or the documents, instruments or agreements executed in connection therewith and that the Guaranteed Obligations (as defined in the Parent Guaranty, the “Guaranteed Obligations”) extend, among other Obligations of Borrowers to Lender, to the Obligations of Borrowers under the Seventh Amendment and the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Parent further acknowledges receipt of a copy of the Seventh Amendment.

Parent further ratifies and reaffirms any and all grants of Liens to Lender on the Loan Collateral as security for the Guaranteed Obligations, and Parent acknowledges and confirms that the grants of the Liens to Lender on the Loan Collateral: (i) represent continuing Liens on all of the Loan Collateral, (ii) secure all of the Guaranteed Obligations, and (iii) represent valid, first and best Liens on all of the Loan Collateral except to the extent of any Permitted Liens.

Parent hereby releases Lender from any and all liabilities, damages and claims arising from or in any way related to the Guaranteed Obligations, the Parent Loan Documents, or the other Loan Documents, other than such liabilities, damages and claims which arise after the Effective Date. The foregoing release does not release or discharge, or operate to waive performance by, Lender of its express agreements and obligations stated in the Loan Documents on and after the Effective Date.

This Reaffirmation of Guaranty and Security (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Parent relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Parent Loan Documents, it being expressly acknowledged and reaffirmed that Parent has under the Parent Loan Documents consented, among other things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Seventh Amendment or the Financing Agreement, as applicable. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Parent for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

EQM TECHNOLOGIES & ENERGY, INC.,
formerly known as Beacon Energy Holdings, Inc.

By:	/s/ James E. Wendle
James E. Wendle, President and
Chief Operating Officer

SIGNATURE PAGE TO

REAFFIRMATION OF GUARANTY AND SECURITY

SEVENTH AMENDMENT TO FINANCING AGREEMENT

(Environmental Quality Management, Inc., et al.)

REAFFIRMATION OF SUBORDINATION

The undersigned (“Subordinated Creditor”) hereby: (i) consents to the execution and delivery of the foregoing Seventh Amendment to Financing Agreement (the “Seventh Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”); (ii) ratifies and reaffirms its letter agreement regarding the Subordination of Agreement and Plan of Merger dated October 31, 2006, made by Subordinated Creditor to Lender (the “Subordination Agreement”); and (iii) acknowledges and agrees that Subordinated Creditor is not released from its obligations under the Subordination Agreement by reason of the Seventh Amendment or the documents, instruments or agreements executed in connection therewith and that the obligations of Subordinated Creditor under the Subordination Agreement extend, among other Obligations of EQMI to Lender and subject to the terms of the Subordination Agreement, to the Obligations of EQMI under the Seventh Amendment and the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Subordinated Creditor further acknowledges receipt of a copy of the Seventh Amendment.

This Reaffirmation of Subordination (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Subordinated Creditor relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Subordination Agreement.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Seventh Amendment. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Subordinated Creditor for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

ARGENTUM CAPITAL PARTNERS II, L.P.,

By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran
Walter H. Barandiaran, Managing Member

REAFFIRMATION OF SUBORDINATION

(Beacon Subordinated Noteholders)

The undersigned, on its behalf and as agent for the Subordinated Lenders (as defined in the Subordination Agreement defined below, the “Subordinated Lenders”) (the undersigned, in such capacities, being the “Subordinated Lender Agent”), hereby: (i) consents to the execution and delivery of the foregoing Seventh Amendment to Financing Agreement (the “Seventh Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”) and the transactions contemplated thereby; (ii) ratifies and reaffirms the Subordination Agreement dated February 4, 2011, made by Subordinated Lender Agent and the Subordinated Lenders in favor of Lender (the “Subordination Agreement”); and (iii) acknowledges and agrees that none of Subordinated Lender Agent or the Subordinated Lenders is released from his, her or its obligations under the Subordination Agreement by reason of the Seventh Amendment or the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders, further acknowledges receipt of a copy of the Seventh Amendment.

This Reaffirmation of Subordination (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Subordinated Lender Agent or the Subordinated Lenders relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Subordination Agreement, it being expressly acknowledged and reaffirmed that Subordinated Lender Agent and the Subordinated Lenders have under the Subordination Agreement consented, among other things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Seventh Amendment. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Subordinated Lender Agent and the Subordinated Lenders for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

ARGENTUM CAPITAL PARTNERS II, L.P., as Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders

By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran
Walter H. Barandiaran, Managing Member

REAFFIRMATION OF SUBORDINATION

(Additional Beacon Subordinated Noteholders)

The undersigned, on its behalf and as agent for the Subordinated Lenders (as defined in the Subordination Agreement defined below, the “Subordinated Lenders”) (the undersigned, in such capacities, being the “Subordinated Lender Agent”), hereby: (i) consents to the execution and delivery of the foregoing Seventh Amendment to Financing Agreement (the “Seventh Amendment”) made by Environmental Quality Management, Inc., an Ohio corporation (“EQMI”), and EQ Engineers, LLC, an Indiana limited liability company, to U.S. Bank National Association, a national banking association (“Lender”) and the transactions contemplated thereby; (ii) ratifies and reaffirms the Subordination Agreement dated March 15, 2011, made by Subordinated Lender Agent and the Subordinated Lenders in favor of Lender (the “Subordination Agreement”); and (iii) acknowledges and agrees that none of Subordinated Lender Agent or the Subordinated Lenders is released from his, her or its obligations under the Subordination Agreement by reason of the Seventh Amendment or the documents, instruments or agreements executed in connection therewith. Without limiting any of the foregoing, Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders, further acknowledges receipt of a copy of the Seventh Amendment.

This Reaffirmation of Subordination (this “Reaffirmation”) shall not be construed, by implication or otherwise, as imposing any requirement that Lender notify or seek the consent of Subordinated Lender Agent or the Subordinated Lenders relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Subordination Agreement, it being expressly acknowledged and reaffirmed that Subordinated Lender Agent and the Subordinated Lenders have under the Subordination Agreement consented, among other things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto.

All capitalized terms used in this Reaffirmation and not otherwise defined herein shall have the meanings ascribed thereto in the Seventh Amendment. This Reaffirmation may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and, if so signed: (i) may be relied on by Lender as if the document were a manually signed original and (ii) will be binding on Subordinated Lender Agent and the Subordinated Lenders for all purposes.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation to be effective as of the Effective Date.

ARGENTUM CAPITAL PARTNERS II, L.P., as Subordinated Lender Agent, on behalf of itself and the Subordinated Lenders

By: Argentum Partners II, LLC, its General Partner

By: Argentum Investments, LLC, its Managing Member

By:	/s/ Walter H. Barandiaran
Walter H. Barandiaran, Managing Member

EXHIBIT B

(Revolving Loan Note)

SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

$12,000,000.00	Cincinnati, Ohio
November 1, 2006
First Amendment and Restatement February 10, 2009
Second Amendment and Restatement October 28, 2011
(Effective Date)

For value received, the undersigned, ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation (“EQMI”), and EQ ENGINEERS, LLC, an Indiana limited liability company (“EQE” and together with EQMI, each a “Borrower” and, collectively, “Borrowers”), hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Bank”), on or before the Facility Termination Date under the Financing Agreement dated as of October 31, 2006, as amended by the First Amendment to Financing Agreement dated as of October 1, 2007, the Second Amendment to Financing Agreement dated as of September 12, 2008, the Third Amendment to Financing Agreement dated as of February 10, 2009, the Fourth Amendment to Financing Agreement dated as of December 29, 2010, the Fifth Amendment to Financing Agreement dated as of February 4, 2011, the Sixth Amendment to Financing Agreement dated as of March 14, 2011 and the Seventh Amendment to Financing Agreement dated of even date herewith (as amended and as the same may hereafter be further amended, supplemented or restated from time to time, the “Financing Agreement”) by and among Borrowers and Bank, in lawful money of the United States of America and in immediately available funds, the principal sum of TWELVE MILLION AND 00/100 DOLLARS ($12,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrowers pursuant to the terms of the Financing Agreement, together with interest from the date hereof until this Second Amended and Restated Revolving Loan Note (this “Note”) is fully paid on the principal amount hereunder remaining unpaid from time to time, computed in the manner, and at the rates from time to time in effect, under the Financing Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Financing Agreement.

This Note is the Revolving Loan Note referred to in the Financing Agreement and is entitled to the benefits and security, and is subject to the terms and conditions, of the Financing Agreement, including, without limitation, acceleration upon the terms provided therein and in the other Loan Documents. All capitalized terms used herein which are defined in the Financing Agreement and not otherwise defined herein shall have the meanings given in the Financing Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Financing Agreement.

Upon the occurrence of an Event of Default, and after the lapse of any applicable period of cure, the outstanding principal balance hereunder, together with any accrued but unpaid interest and together with all of the other Obligations, may be accelerated and become immediately due and payable at the option of Bank and without demand or notice of any kind (which are hereby expressly waived by Borrowers).

Borrowers hereby agree to pay all costs of collection, including Attorneys’ Fees, if this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are hereby expressly waived by Borrowers.

All of the obligations of Borrowers hereunder are joint, several and primary. No Borrower shall be or be deemed to be an accommodation party with respect to this Note.

This Note is issued, not as a refinancing or refunding of or payment toward, but as a continuation of, the Prior Note Obligations, together with any and all additional Revolving Loans incurred under this Note; provided that the unpaid principal balance of such Prior Note Obligations, together with any and all such additional Revolving Loans incurred under this Note, shall not exceed the maximum principal amount of this Note (the “Principal Amount Cap”). Accordingly, this Note shall not be construed as a novation or extinguishment of the Prior Note Obligations, and its issuance shall not affect the priority of any Lien granted in connection with the Prior Note. This Note amends and restates the Prior Note in its entirety. Interest accrued under the Prior Note prior to the date of this Note remains accrued and unpaid under this Note and does not constitute any part of the principal amount of the Indebtedness evidenced hereby. The entire unpaid principal balance of the Prior Note Obligations shall, together with any and all additional Revolving Loans incurred under this Note, continue in existence under this Note up to the Principal Amount Cap, which Obligations (including, but not limited to, such Prior Note Obligations) each Borrower acknowledges, affirms, and confirms to Bank. The Indebtedness evidenced by this Note will continue to be secured by all of the Loan Collateral and other security granted to, or for the benefit of, Bank under the Prior Note, the Financing Agreement and the other Loan Documents. As used herein, (i) “Prior Note” means that certain Amended and Restated Revolving Loan Note dated as of February 10, 2009, made by Borrowers to the order of Bank in the principal amount of $20,000,000 (together with all prior amendments thereto or restatements thereof) and (ii) “Prior Note Obligations” means the Obligations of Borrowers to Bank created or existing under, pursuant to, as a result of, or arising out of, the Prior Note.

THIS NOTE HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CINCINNATI, OHIO. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO (WITHOUT REFERENCE TO OHIO CONFLICTS OF LAW PRINCIPLES).

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THE FINANCING AGREEMENT AND EXTEND CREDIT TO BORROWERS, BORROWERS AND BANK AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, ITS VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE LOAN COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL, AT THE SOLE OPTION OF BANK, BE INITIATED AND PROSECUTED AS TO BORROWERS AND BANK AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND BORROWERS EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER THEIR RESPECTIVE PERSONS BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND EACH CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWERS AND BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 15.9 OF THE FINANCING AGREEMENT OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. BORROWERS WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THE FINANCING AGREEMENT AND EXTEND CREDIT TO BORROWERS, BORROWERS AND BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE CONDUCT OF THE RELATIONSHIP AMONG BANK AND BORROWERS.

[Signature Page Follows]

In Witness Whereof, Borrowers have caused this Note to be executed and delivered by their duly authorized officers as of the day and year and at the place set forth above.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

By:	/s/ James E. Wendle.
James E. Wendle, President and Chief Operating Officer

EQ ENGINEERS, LLC

By:	/s/ Jack S. Greber.
Jack S. Greber, Manager

SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED REVOLVING LOAN NOTE

(Seventh Amendment to Financing Agreement)

EXHIBIT C

(Borrowing Base Certificate)

See attached.

BORROWING BASE CERTIFICATE

To:	U.S. Bank National Association	Certificate No.
From:	Environmental Quality Management, Inc. ("Borrower")	Certificate Date:
Activity From:
To:

		EQ Combined Borrowing		Borrower-EQM		Borrower-EQE
		A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE	A/R	UNBILLED REVENUE
1	Balance from Previous Certificate #59	$-	-
2	Add: Gross Invoices since last Certificate	-
3	Less: Credit Memos since last certificate	-				-
4	Total Cash Collections since last Certificate	-
5	- Non A/R Collections sicne last certificate	-				-
6	+ Discounts & Allow. Since last Certificate	-		-
7	= Total Gross Payments Posted to A/R (4-5+6)	-		-		-
8	+ Misc. Debit Adjustments	-
9	- Misc. Credit Adjustments	-		-		-
10	A/R BALANCE THIS CERTICATE (1+2-3-7+8+9)	$-		$-		$-
11	Unbilled Revenue since late Certificate		-		-		-
12	Billings in excess of Unbilled Revenue since last Certificate		-		-		-
12	Less Ineligibles as of this Certificate	-	-	-	-	-	-
13	Eligible Receivables (A/R) & Eligible Unbilled Revenue	-	-	-	-	-	-
14	Approved Rate of Advance	0.80	0.60	0.80	0.60	0.80	0.60
15	Availability (13 x 14)	-	-		-	-	-
16	Loan Sublimit	12,000,000.00	4,000,000.00	N/A	N/A	N/A	N/A
17	Lesser of Availability or Sublimit (15 or 16)	-	-		-	-	-
18	Combined Availability (A/R, Joint Venture A/R & Unbilled Rev.)					-
19	Facility Cap for Revolving Portion of Loan Only	12,000,000.00		N/A		N/A
20	Lesser of the Facility Cap or Total Availability (18 or 19)					-
21	Less: Letters of Credit	2,000,000.00		2,000,000.00		-
22	Less: Loan Reserve					-
23	NET AVAILABILITY (20-21-22)
24	Loan Balance from Certificate #59
25	Total Cash Collections
26	+ Total Loan Advances
27	+ Loan Fees Charged
28	+/- Other Adjustments
29	= LOAN BALANCE THIS CERTIFICATE
30	EXCESS (DEFICIT) AVAILABILITY (23-29)

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title:	Corporate Controller

Ineligibles

To: U.S. Bank National Association

Client Name: Environmental Quality Management, Inc.

Ineligible Collateral as of 8/31/11

	EQ Combined	EQ Combined	EQM	EQM	EQE	EQE
Category	A/R	Unbilled Revenue	A/R	Unbilled Revenue	A/R	Unbilled Revenue
Over 90 days past invoice date	$-	$-
Credits over 90 days	$-
25%cross-age	$-
Contras *	$-
Affiliate (other than Permitted Joint Venture) receivables *	$-
Inter-company receivables *	$-	$-
Officer/employee *	$-
Government A/R not in compliance with Subsection (ii) (e) of the	$-
definition of "Eligible Receivables" under the Financing Agreement *	$-
Joint Venture A/R above $1,250M	$-
Debtors in bankruptcy *	$-
Finance charges *	$-
Foreign A/R without acceptable letter of credit *	$-
Progress Billings	$-
Retentions/Holdbacks	$-	$-
Liquidating Damages	$-
Bonded non United States Debtor A/R	$-
Other Adjustments +/- (indirect cost rates)	$-	$-
COD/ Cash Sales	$-
Portion of accounts (other than Unites State Debtor) exceeding 20% of total eligible A/R	$-
EQE Held		$-
Other: Madison County WIP		$-
Other: Reserve-Iraq FOB Hope	$-	$-
Total Ineligible A/R or Unbilled Revenue	$-	$-	$-	$-	$-	$-

* Net of amounts already included in past-due or cross-age categories.

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title:	Corporate Controller

SCHEDULE 9.18

(Capitalization; Warrants; Stock Restriction Agreements)

Capitalization and Warrants- See attached.

Existing Stock Restriction Agreements:

1.	Shareholders Agreement dated as of October 31, 2006, as amended by the Amendment to Shareholders Agreement dated as of April 23, 2008.

2.	Stock Restriction Agreements dated in 1991 and 1995, substantially in the form of that certain Stock Restriction Agreement dated as of April 10, 1995, between EQMI and John Miller.

EQM COMMON STOCK EQUIVALENTS BY HOLDER

	Voting		Non-Voting
				Convertible Debt (b)
		Series A		Old Beacon	Spring 2011
	Common	Preferred	Options &	Notes	Notes	Total F.D. As-Converted CSEs
	Stock (a)	$0.35	Warrants	$1.3899	$0.4000	# of CSEs		% of Total
Senior Management
Jack S. Greber	2,259,249	-	735,000	143,896	937,500	4,075,645		8.1%
James E. Wendle	361,000	-	1,140,000	-	250,000	1,751,000		3.5%
Robert R. Galvin (including R.F. Galvin)	451,250	-	1,050,000	-	375,000	1,876,250		3.7%
Joseph P. Hoffman	-	-	250,000	-	375,000	625,000		1.2%
James Zody	-	-	-	-	37,500	37,500		0.1%
Subtotal Senior Management	3,071,499	-	3,175,000	143,896	1,975,000	8,365,395	#	16.6%

Directors
Walter Barandiaran, Chairman	103,269	-	-	107,922	250,000	461,191		0.9%
Jon Colin, Director	50,000	-	125,000	-	250,000	425,000		0.8%
Carlos Aguero, Director	706,251	-	50,000	107,922	125,000	989,173		2.0%
Paul Garrett, Director	50,000	-	150,000	-	-	200,000		0.4%
Subtotal Directors	909,520	-	325,000	215,844	625,000	2,075,364		4.1%

Others
Argentum Capital Partners I & II	13,244,269	8,571,429	-	287,791	1,625,000	23,728,489		47.1%
Mathers Associates	223,278	-	-	143,896	875,000	1,242,174		2.5%
Lawrence Kaplan	376,641	-	-	35,974	500,000	912,615		1.8%
Michael Miller	-	-	-	-	500,000	500,000		1.0%
Charles Hallinan	548,928	-	-	71,948	250,000	870,876		1.7%
Daniel Raynor	-	-	-	-	250,000	250,000		0.5%
Lander Burr 1985 Trust	-	-	-	-	125,000	125,000		0.2%
Maththew Burr 1985 Trust	-	-	-	-	125,000	125,000		0.2%
Robert Frome	34,172	-	-	35,974	125,000	195,146		0.4%
Kurien Jacob	35,019	-	-	35,974	125,000	195,993		0.4%
Stan (Eileen) Kaplan	-	-	-	-	125,000	125,000		0.2%
Andrew Peskoe	68,483	-	-	71,948	125,000	265,431		0.5%
Futurtec L.P.	-	-	-	-	87,500	87,500		0.2%
Lawrence J. Rubinstein	87,413	-	-	35,974	62,500	185,887		0.4%
J. Arnold Witte	281,721	-	-	107,922	-	389,643		0.8%
Others	10,335,586	-	25,000	-	-	10,360,586		20.6%
Employee Options	-	-	400,000	-	-	400,000		0.8%

TOTAL	29,216,529	8,571,429	3,925,000	1,187,141	7,500,000	50,400,099		100.0%

(a) Excludes escrow shares

(b) Excludes common stock equivalents underlying any accrued but unpaid interest that is also convertible into common stock

(c) As Convertible Debt, Options, and Warrants are not voting on an as-converted basis, Argentum’s voting percentage is 57.7%